                                                                   EXHIBIT 10.12

================================================================================


                               FIFTH AMENDMENT TO
                                CREDIT AGREEMENT


                          Dated as of December 29, 2000


                         (amending the Credit Agreement,
                                   dated as of
                               February 26, 1998)

                                     between

                              ALADDIN GAMING, LLC,
                                as the Borrower,

                                       and

                            THE BANK OF NOVA SCOTIA,
        as the Administrative Agent for Various Financial Institutions.


================================================================================

                       FIFTH AMENDMENT TO CREDIT AGREEMENT


         THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this "FIFTH AMENDMENT TO CREDIT AGREEMENT") is dated as of December 29, 2000, by and between ALADDIN GAMING, LLC, a Nevada limited-liability company (the "BORROWER") and THE BANK OF NOVA SCOTIA, as administrative agent (together with any successor thereto in such capacity, the "ADMINISTRATIVE AGENT") for the various financial institutions as are or may become parties hereto (collectively, the "LENDERS").

         In consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Borrower, the Lenders, the Administrative Agent, Merrill Lynch Capital Corporation, as the syndication agent for the Lenders, and CIBC Oppenheimer Corp., as the documentation agent for the Lenders, have heretofore entered into (v) that certain Credit Agreement (the "CA") dated as of February 26, 1998, (w) that certain First Amendment to Credit Agreement (the "FIRST AMENDMENT TO CREDIT AGREEMENT") dated as of January 29, 1999, (x) that certain Second Amendment to Credit Agreement (the "SECOND AMENDMENT TO CREDIT AGREEMENT") dated as of April 5, 1999, effective as of March 10, 1999, (y) that certain Third Amendment to Credit Agreement (the "THIRD AMENDMENT TO CREDIT AGREEMENT") dated as of June 2, 2000 and (z) that certain Fourth Amendment to Credit Agreement (the "FOURTH AMENDMENT TO CREDIT AGREEMENT") dated as of July 27, 2000 (the CA, as amended by the First Amendment to Credit Agreement, the Second Amendment to Credit Agreement, the Third Amendment to Credit Agreement and the Fourth Amendment to Credit Agreement shall be referred to herein as the "CREDIT AGREEMENT"); and

         WHEREAS, SECTION 2.3.4 of the CA, as amended by CLAUSE (h) of SECTION
2.1 of the Third Amendment to Credit Agreement, provides, in relevant part, that the Borrower may request an additional borrowing of a loan deemed to have been made as a Term A Loan, a Term B Loan or a Term C Loan in an aggregate amount not to exceed $5,000,000 by any Lender which agrees to make such Loan; and

         WHEREAS, Scotiabank, as one of the Lenders, has agreed to make such additional loan as a Term A Loan in the amount of $5,000,000, subject to the terms of this Fifth Amendment to Credit Agreement and the other terms and provisions of the Loan Documents; and

         WHEREAS, each of the parties hereto is willing, on the terms and subject to the conditions hereinafter set forth, to so amend the Credit Agreement.

         NOW, THEREFORE, in consideration of the agreements contained herein, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SECTION I.1. CERTAIN DEFINED TERMS. The following terms (whether or not italicized) when used in this Fifth Amendment to Credit Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings:

         "EFFECTIVE DATE" is defined in SECTION 3.1.

         "FIFTH AMENDMENT TO CREDIT AGREEMENT" is defined in the PREAMBLE.

         "FIRST AMENDMENT TO CREDIT AGREEMENT" is defined in the FIRST RECITAL.

         "FOURTH AMENDMENT TO CREDIT AGREEMENT" is defined in the FIRST RECITAL.

         "SECOND AMENDMENT TO CREDIT AGREEMENT" is defined in the FIRST RECITAL.

         "THIRD AMENDMENT TO CREDIT AGREEMENT" is defined in the FIRST RECITAL.

         SECTION I.2. OTHER DEFINED TERMS; CONSTRUCTION. For purposes of this Fifth Amendment to Credit Agreement, capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement, as amended by this Fifth Amendment to Credit Agreement, and the rules of construction set forth in ARTICLE I of the CA shall apply to this Fifth Amendment to Credit Agreement.

                                   ARTICLE II

                                   AMENDMENTS

         SECTION II.1. AMENDMENTS. The parties hereto hereby agree as follows:

                  (a) The introductory clause of the FIFTH RECITAL in the CA shall be deemed to be deleted in its entirety and the following shall be substituted in its place:

         "WHEREAS, the Borrower expects to fund the costs to construct the Hotel/Casino Component and pay for the Equipment Component and the Borrower's expenses, if any, with respect to the Energy Project Component, which are expected pursuant to the Main Project Budget to cost $921,469,139 in the aggregate, by".

                  (b) CLAUSE (e) of the FIFTH RECITAL in the CA shall be deemed to be deleted in its entirety and the following CLAUSE (e) shall be substituted in its place:

                  "(e) obtaining Loans from the Lenders in an aggregate amount of $458,750,000, all as further described in the following recital;"

                  (c) CLAUSE (a) of the SIXTH RECITAL in the CA shall be deemed to be deleted in its entirety and the following CLAUSE (a) shall be substituted in its place:

                  "(a) Term A Loans from the Term A Lenders in the aggregate principal amount not exceed $134,750,000;"

                  (d) CLAUSE (b) of SECTION 3.1.1 of the Credit Agreement, as amended by CLAUSE (gg) of SECTION 3.1 of the Fourth Amendment to Credit Agreement, shall be deemed to be deleted in its entirety and the following CLAUSE (b) shall be substituted in its place:

         "(b) The principal amount of the Term A Loans, the Term B Loans, the Term C Loans and the Term D Loans shall be amortized (the "SCHEDULED AMORTIZATION") on the dates and in the amounts set forth on SCHEDULE II annexed to the Fifth Amendment to Credit Agreement."

                                   ARTICLE III

                        CONDITIONS PRECEDENT AND COVENANT

         SECTION III.1. CONDITIONS TO EFFECTIVENESS. This Fifth Amendment to Credit Agreement shall be and become effective on the date (the "EFFECTIVE DATE") on which each of the following conditions precedent shall have been satisfied.

                  (a) DELIVERIES. The Administrative Agent shall have received counterparts of (i) the Ratification and Reaffirmation executed by Authorized Representatives of each of the parties thereto; (ii) this Fifth Amendment to Credit Agreement executed by Authorized Representatives of the Borrower and the Administrative Agent; (iii) all documentation required by the Lenders to evidence and secure the additional Term A Loan; (iv) a consent from GECC to the execution and delivery hereof in form and content satisfactory to the Administrative Agent; and (v) delivery of such other items required by the Administrative Agent or any of the Lenders.

                  (b) INCUMBENCY, ETC. The Administrative Agent shall have received (with copies for each Lender) a certificate, dated as of the date of the Fifth Amendment to Credit Agreement, of an Authorized Representative of

                           (i) the Borrower certifying

                           (x) as to the incumbency and signatures of the Person or Persons authorized to execute and deliver this Fifth Amendment to Credit Agreement and any instruments or agreements required hereunder,

                           (y) as to an attached copy of one or more resolutions or other authorizations of the manager of the Borrower certified by the Authorized Representative of such manager as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Fifth Amendment to Credit Agreement, the additional Term A Note and any instruments or agreements required hereunder, and

                           (z) that the Organizational Documents of the Borrower have not been modified since the date on which they were last delivered to the Administrative Agent,

                           (ii) each signatory to the Ratification and Reaffirmation certifying

                           (x) as to the incumbency and signatures of the Person or Persons authorized to execute and deliver the Ratification and Reaffirmation on behalf of such signatory,

                           (y) as to an attached copy of one or more resolutions or other authorizations of (A) the Board of Directors certified by the Authorized Representative of such signatory or (B) the manager of such signatory certified by the Authorized Representative of such manager, as applicable, each as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of the Ratification and Reaffirmation, and

                           (z) that the Organizational Documents of such signatory have not been modified since the date on which they were last delivered to the Administrative Agent,

         upon which certificate the Administrative Agent and each Lender (collectively, the "FINANCING PARTIES") may conclusively rely until it shall have received a further certificate of an Authorized Representative of the Borrower canceling or amending such prior certificate.

                  (c) FEES. All reasonable fees and costs and expenses of Mayer, Brown & Platt and other professionals employed by the Administrative Agent and all other reasonable expenses of the Administrative Agent in connection with the negotiation, execution and delivery of this Fifth Amendment to Credit Agreement and the transactions contemplated herein shall have been paid in full.

                  (d) SATISFACTORY LEGAL FORM. Each Financing Party and its counsel shall have received all information, approvals, opinions, documents or instruments as each Financing Party or its counsel may have reasonably requested, and all documents executed or submitted pursuant hereto by or on behalf of the Borrower shall be satisfactory in form and substance to each Financing Party and its counsel.

                  (e) DEFAULT. After giving effect to this Fifth Amendment to Credit Agreement the following statements shall be true and correct:
         (i) to the best knowledge of the Borrower, no act or condition exists which, with the giving of notice or passage of time would constitute a "DEFAULT" or "EVENT OF DEFAULT" (as defined in the Credit Agreement, the GECC Facilities Agreement and the Discount Note Indenture) has occurred and is continuing as of the date hereof and (ii) no material adverse change in the financial condition, business, property, prospects or ability of the Borrower to perform in all material respects its obligations under any Operative Document or any of the documents evidencing and securing the FF&E Financing to which it is a party.

                  (f) CONSENTS AND APPROVALS. All approvals and consents required to be taken, given or obtained, as the case may be, by or from any Governmental Instrumentality or another Person, or by or from any trustee (including, without limitation, GECC and the Discount Note Indenture Trustee) or holder of any indebtedness or obligation of the Borrower, that are necessary or, in the reasonable opinion of the Administrative Agent, advisable in connection with the execution, delivery and performance of this Fifth Amendment to Credit Agreement by all parties hereto, shall have been taken, given or obtained, as the case may be, shall be in full force and effect and the time for appeal with respect to any thereof shall have expired (or, if an appeal shall have been taken, the same shall have been dismissed) and shall not be subject to any pending proceedings or appeals (administrative, judicial or otherwise) and shall be in form and substance satisfactory to the Administrative Agent.

                  (g) DELIVERY OF FIFTH AMENDMENT TO CREDIT AGREEMENT, ETC. The Borrower shall have delivered this Fifth Amendment to Credit Agreement to all Persons entitled under the Operative Documents to receive delivery hereof and thereof, as the case may be, and arranged for or caused the recording and/or filing thereof, as required.

                  (h) OPINIONS. The Administrative Agent shall have received such opinions of counsel as it deems necessary, dated as of the date of the Fifth Amendment to Credit Agreement and addressed to the Administrative Agent, the Lenders and, if applicable, the Disbursement Agent, which shall be in form and substance satisfactory to the Administrative Agent.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         In order to induce the Administrative Agent to enter into this Fifth Amendment to Credit Agreement on behalf of the Lenders, the Borrower hereby reaffirms, as of the date of this Fifth Amendment to Credit Agreement, its representations and warranties contained in Article VI of the Credit Agreement and the Disbursement Agreement and additionally represents and warrants unto each Financing Party as set forth in this ARTICLE IV.

         SECTION IV.1. MATTERS PERTAINING TO THE GECC FACILITIES AGREEMENT AND THE DISCOUNT NOTE INDENTURE. The Borrower has performed all of its obligations under the GECC Facilities Agreement and the Discount Note Indenture and, after giving effect to this Fifth Amendment to Credit Agreement, no "DEFAULT" or "EVENT OF DEFAULT" exists under the GECC Facilities Agreement (without giving effect to the GECC Intercreditor Agreement) or the Discount Note Indenture.

         SECTION IV.2. DUE AUTHORIZATION, NON-CONTRAVENTION, ETC. The execution, delivery and performance by the Borrower of this Fifth Amendment to Credit Agreement, the Term A Note and each other document executed or to be executed by it in connection with this Fifth Amendment to Credit Agreement are within the Borrower's powers, have been duly authorized by all necessary action, and do not

                  (a)  contravene the Borrower's Organizational Documents;

                  (b) contravene any contractual restriction binding on or affecting any of the Aladdin Parties and/or the London Clubs Parties;

                  (c) contravene any court decree or order or Legal Requirement binding on or affecting any of the Aladdin Parties and/or the London Clubs Parties; or

                  (d) result in, or require the creation or imposition of, any Lien on any property of the Borrower, any of the other Aladdin Parties, any other Person which executes and delivers documents with respect to the Fifth Amendment to Credit Agreement in favor of the Lenders, except as expressly permitted by the Operative Documents, the GECC Facilities Agreement, the Discount Note Indenture and other Instruments binding on such Persons, as the case may be, and the Financing Parties may conclusively rely on such representation and warranty.

         SECTION IV.3. GOVERNMENT APPROVAL, REGULATION, ETC. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Borrower or any other Person of this Fifth Amendment to Credit Agreement or any other document to be executed by it or any other Person in connection with this Fifth Amendment to Credit Agreement.

         SECTION IV.4. VALIDITY, ETC. This Fifth Amendment to Credit Agreement constitutes, and each other document executed by the Borrower in connection with this Fifth Amendment to Credit Agreement, on the due execution and delivery thereof, will constitute, the legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors rights generally and by general principles of equity.

         SECTION IV.5. LIMITATION. Except as expressly provided hereby, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement and each other Operative Document shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments and modifications set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Credit Agreement, the GECC Facilities Agreement, any Operative Document, the Discount Note Indenture or other Instrument referred to therein or herein, or of any transaction or further or future action on the part of the Borrower or any other Person which would require the consent of the Agents, the Lenders, GECC or the Discount Note Indenture Trustee or any other Person.

         SECTION IV.6. OFFSETS AND DEFENSES. The Borrower has no offsets or defenses to its obligations under the Loan Documents and no claims or counterclaims against any of the Agents, the Lenders or the Construction Consultant.

         SECTION IV.7. RELEASE BY THE BORROWER. (a) As an inducement to the Administrative Agent to enter into this Fifth Amendment to Credit Agreement on behalf of the Lenders, the Borrower hereby releases and discharges the Lenders and the Agents, and their respective successors and assigns, and all officers, directors, employees, agents, representatives, insurers and attorneys of each of them from all actions, counterclaims, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims, and demands whatsoever, in law, admiralty or equity, against the Lenders, the Agents and/or their successors and assigns which the Borrower ever had, now has or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this Fifth Amendment to Credit Agreement (the "RELEASED CLAIMS").

         (b) In order to induce the Administrative Agent to accept the release set forth herein on behalf of the Lenders, the Borrower represents that:

                           (i) such release constitutes a legal, valid and
                  binding obligation of the Borrower, enforceable against it in accordance with its terms. The execution and delivery of, and the performance and compliance by the Borrower with such release will not conflict with, or constitute on the part of the Borrower a violation or breach of, or a default under, and will not require any authorization, consent, approval or other action by, or any notice to, or filing with any court or administrative body or any other Person pursuant to, any mortgage, deed of trust, loan agreement, trust agreement or other agreement or instrument to which the Borrower or any of its property is subject or any laws and other governmental requirements; and

                           (ii) the Borrower (A) has not sold, transferred,
                  conveyed, abandoned or otherwise disposed of any of the Released Claims, whether or not known, suspected or claimed that the Borrower has, had or may have, against the Lenders, any Agent and/or any of their successors, predecessors (including, without limitation, all predecessors by virtue of merger) and assigns, as the case may be and (B) has sought the advice of counsel with respect to the execution and delivery of this Fifth Amendment to Credit Agreement and the Borrower understands the legal implications with respect to the release set forth herein and the other documents executed by the Borrower in connection herewith.

                  (c) The Borrower hereby acknowledges that it may hereafter discover facts in addition to or different from those which it now knows or believes to be true with respect to the subject matter of the release set forth herein, but that it is the Borrower's intention to, and it does, hereby fully, finally and forever settle the Released Claims; in furtherance of such intention, the Borrower acknowledges that the release set forth herein shall be and remain in effect as a full and complete release, notwithstanding the subsequent discovery or existence of any such additional or different facts.

                                    ARTICLE V

                            MISCELLANEOUS PROVISIONS

         SECTION V.1. RESERVATION OF RIGHTS. The Borrower agrees that neither this Fifth Amendment to Credit Agreement nor the making of any Advance by the Disbursement Agent and the Administrative Agent's consent thereto either before or after the date hereof shall constitute (w) an approval of all or any portion of any Advance Request, (x) a waiver or forbearance by the Disbursement Agent or the Administrative Agent under any of the Loan Documents, (y) the acceptance by the Disbursement Agent or the Administrative Agent of any course of conduct by the Borrower, the Completion Guarantors or any other Person or (z) an agreement by the Administrative Agent to amend any of the Loan Documents without all required approvals including, without limitation, approval from the Required Lenders and GECC, as applicable. The Borrower further agrees that the Administrative Agent and the Disbursement Agent reserve all rights, remedies and options under the Loan Documents to require the Borrower to satisfy in all respects the conditions relating to each Advance and perform all of its obligations under the Loan Documents which are then due and owing or are susceptible of performance, as the case may be.

         SECTION V.2. RATIFICATION OF AND REFERENCES TO THE CREDIT AGREEMENT. This Fifth Amendment to Credit Agreement shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended by this Fifth Amendment to Credit Agreement, shall continue in full force and effect and is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement, as amended by this Fifth Amendment to Credit Agreement.

         SECTION V.3. HEADINGS. The various headings of this Fifth Amendment to Credit Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Fifth Amendment to Credit Agreement or any provisions hereof.

         SECTION V.4. APPLICABLE LAW. THIS FIFTH AMENDMENT TO CREDIT AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIFTH AMENDMENT TO CREDIT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAW RULES OF SUCH STATE.

         SECTION V.5. CROSS-REFERENCES. References in this Fifth Amendment to Credit Agreement to any Article or Section are, unless otherwise specified, to such Article or Section of this Fifth Amendment to Credit Agreement.

         SECTION V.6. LOAN DOCUMENT. This Fifth Amendment to Credit Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

         SECTION V.7. SUCCESSORS AND ASSIGNS. This Fifth Amendment to Credit Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SECTION V.8. COUNTERPARTS. This Fifth Amendment to Credit Agreement may be executed by the parties hereto in any number of counterparts and on separate counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment to Credit Agreement as of the day and year first above written.

                                      ALADDIN GAMING, LLC


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:


                                      THE BANK OF NOVA SCOTIA, as the
                                      Administrative Agent


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:


                                                                                                  Schedule II
                                                                       To Fifth Amendment to Credit Agreement

- ------------------------------------------------------- ------------------ ------------------- ----------------- --------------
                                                            SCHEDULED          SCHEDULED          SCHEDULED        SCHEDULED
                                                          REPAYMENT OF     REPAYMENT OF TERM     REPAYMENT OF    REPAYMENT OF
                            DATE                           TERM A LOAN           B LOAN          TERM C LOAN      TERM D LOAN
                                                            ($136MM)            ($114MM)           ($160MM)         ($50MM)
- ------------------------------------------------------- ------------------ ------------------- ----------------- --------------
End of First Quarter following the Conversion Date                   4.00                0.30              0.40      None
- ------------------------------------------------------- ------------------ ------------------- ----------------- --------------
End of Second Quarter thereafter                                     4.00                0.30              0.40          0.125
- ------------------------------------------------------- ------------------ ------------------- ----------------- --------------
End of Third Quarter thereafter                                      4.00                0.30              0.40          0.125
- ------------------------------------------------------- ------------------ ------------------- ----------------- --------------
End of Fourth Quarter thereafter                                     4.00                0.30              0.40          0.125
- ------------------------------------------------------- ------------------ ------------------- ----------------- --------------
End of Fifth Quarter thereafter                                      5.00                0.30              0.40          0.125
- ------------------------------------------------------- ------------------ ------------------- ----------------- --------------
End of Sixth Quarter thereafter                                      5.00                0.30              0.40          0.125
- ------------------------------------------------------- ------------------ ------------------- ----------------- --------------
End of Seventh Quarter thereafter                                    5.00                0.30              0.40          0.125
- ------------------------------------------------------- ------------------ ------------------- ----------------- --------------
End of Eighth Quarter thereafter                                     5.00                0.30              0.40          0.125
- ------------------------------------------------------- ------------------ ------------------- ----------------- --------------
End of Ninth Quarter thereafter                                      7.00                0.30              0.40          0.125
- ------------------------------------------------------- ------------------ ------------------- ----------------- --------------
End of Tenth Quarter thereafter                                      7.00                0.30              0.40          0.125
- ------------------------------------------------------- ------------------ ------------------- ----------------- --------------
End of Eleventh Quarter thereafter                                   7.00                0.30              0.40          0.125
- ------------------------------------------------------- ------------------ ------------------- ----------------- --------------
End of Twelfth Quarter thereafter                                    7.00                0.30              0.40          0.125
- ------------------------------------------------------- ------------------ ------------------- ----------------- --------------
End of Thirteenth Quarter thereafter                                 8.00                0.30              0.40          0.125
- ------------------------------------------------------- ------------------ ------------------- ----------------- --------------
End of Fourteenth Quarter thereafter                                 8.00                0.30              0.40          0.125
- ------------------------------------------------------- ------------------ ------------------- ----------------- --------------
End of Fifteenth Quarter thereafter                                  8.00                0.30              0.40          0.125
- ------------------------------------------------------- ------------------ ------------------- ----------------- --------------
End of Sixteenth Quarter thereafter                                  8.00                0.30              0.40          0.125
- ------------------------------------------------------- ------------------ ------------------- ----------------- --------------
End of Seventeenth Quarter thereafter                               10.00                0.30              0.40          0.125
- ------------------------------------------------------- ------------------ ------------------- ----------------- --------------
End of Eighteenth Quarter thereafter                                10.00                0.30              0.40          0.125
- ------------------------------------------------------- ------------------ ------------------- ----------------- --------------
End of Nineteenth Quarter thereafter                                10.00                0.30              0.40          0.125
- ------------------------------------------------------- ------------------ ------------------- ----------------- --------------

- ------------------------------------------------------- ------------------ ------------------- ----------------- --------------
                                                            SCHEDULED          SCHEDULED          SCHEDULED        SCHEDULED
                                                          REPAYMENT OF     REPAYMENT OF TERM     REPAYMENT OF    REPAYMENT OF
                            DATE                           TERM A LOAN           B LOAN          TERM C LOAN      TERM D LOAN
                                                            ($136MM)            ($114MM)           ($160MM)         ($50MM)
- ------------------------------------------------------- ------------------ ------------------- ----------------- --------------
End of Twentieth Quarter thereafter                                  8.75                0.30              0.40          0.125
- ------------------------------------------------------- ------------------ ------------------- ----------------- --------------
End of Twenty-First Quarter thereafter                                                  17.00              0.40          0.125
- ------------------------------------------------------- ------------------ ------------------- ----------------- --------------
End of Twenty-Second Quarter thereafter                                                 17.00              0.40          0.125
- ------------------------------------------------------- ------------------ ------------------- ----------------- --------------
End of Twenty-Third Quarter thereafter                                                  17.00              0.40          0.125
- ------------------------------------------------------- ------------------ ------------------- ----------------- --------------
End of Twenty-Fourth Quarter thereafter                                                 17.00              0.40          0.125
- ------------------------------------------------------- ------------------ ------------------- ----------------- --------------
End of Twenty-Fifth Quarter thereafter                                                  20.00              0.40          0.125
- ------------------------------------------------------- ------------------ ------------------- ----------------- --------------
End of Twenty-Sixth Quarter thereafter                                                  20.00              0.40          0.125
- ------------------------------------------------------- ------------------ ------------------- ----------------- --------------
End of Twenty-Seventh Quarter thereafter                                                                  23.80          0.125
- ------------------------------------------------------- ------------------ ------------------- ----------------- --------------
End of Twenty-Eighth Quarter thereafter                                                                   23.80          0.125
- ------------------------------------------------------- ------------------ ------------------- ----------------- --------------
End of Twenty-Ninth Quarter thereafter                                                                    25.50          0.125
- ------------------------------------------------------- ------------------ ------------------- ----------------- --------------
End of Thirtieth Quarter thereafter                                                                       25.50          0.125
- ------------------------------------------------------- ------------------ ------------------- ----------------- --------------
End of Thirty-First Quarter thereafter                                                                    25.50          0.125
- ------------------------------------------------------- ------------------ ------------------- ----------------- --------------
End of Thirty-Second Quarter thereafter                                                                   25.50          0.125
- ------------------------------------------------------- ------------------ ------------------- ----------------- --------------
End of Thirty-Third Quarter thereafter                                                                                   25.50
- ------------------------------------------------------- ------------------ ------------------- ----------------- --------------
End of Thirty-Fourth Quarter thereafter                                                                                 20.625
- ------------------------------------------------------- ------------------ ------------------- ----------------- --------------